Another step on the path to success 1
Investor Presentation
Second Quarter 2011
EXHIBIT 99.1

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Certain statements contained in this presentation which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act (the „„Act‟‟).
In addition, certain statements in future filings by First Financial with the SEC, in press releases, and in oral and written statements made by or with the approval of First Financial which are not statements of historical fact constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to, projections of revenues, income or loss, earnings or loss per share, the payment or non-payment of dividends, capital structure and other financial items, statements of plans and objectives of First Financial or its management or board of directors, and statements of future economic performances and statements of assumptions underlying such statements. Words such as „„believes‟‟, „„anticipates‟‟, “likely”, “expected”, „„intends‟‟, and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Management‟s analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to:
• management‟s ability to effectively execute its business plan;
• the risk that the strength of the United States economy in general and the strength of the local economies in which we conduct operations may continue to deteriorate resulting in, among other things, a further deterioration in credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio, allowance for loan and lease losses and overall financial performance;
• the effects of the potential delay or failure of the U.S. federal government to pay its debts as they become due or make payments in the ordinary course;
• the ability of financial institutions to access sources of liquidity at a reasonable cost;
• the impact of recent upheaval in the financial markets and the effectiveness of domestic and international governmental actions taken in response, such as the U.S. Treasury‟s TARP and the FDIC‟s
Temporary Liquidity Guarantee Program, and the effect of such governmental actions on us, our competitors and counterparties, financial markets generally and availability of credit specifically, and the
U.S. and international economies, including potentially higher FDIC premiums arising from increased payments from FDIC insurance funds as a result of depository institution failures;
• the effect of and changes in policies and laws or regulatory agencies (notably the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act);
• inflation and possible changes in interest rates;
• our ability to keep up with technological changes;
• our ability to comply with the terms of loss sharing agreements with the FDIC;
• mergers and acquisitions, including costs or difficulties related to the integration of acquired companies and the wind-down of non-strategic operations that may be greater than expected, such as the risks and uncertainties associated with the Irwin Mortgage Corporation bankruptcy proceedings;
• the risk that exploring merger and acquisition opportunities may detract from management‟s time and ability to successfully manage our company;
• expected cost savings in connection with the consolidation of recent acquisitions may not be fully realized or realized within the expected time frames, and deposit attrition, customer loss and revenue loss following completed acquisitions may be greater than expected;
• our ability to increase market share and control expenses;
• the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board and the SEC;
• adverse changes in the securities and debt markets;
• our success in recruiting and retaining the necessary personnel to support business growth and expansion and maintain sufficient expertise to support increasingly complex products and services;
• monetary and fiscal policies of the Board of Governors of the Federal Reserve System (Federal Reserve) and the U.S. government and other governmental initiatives affecting the financial services industry;
• our ability to manage loan delinquency and charge-off rates and changes in estimation of the adequacy of the allowance for loan losses; and
• the costs and effects of litigation and of unexpected or adverse outcomes in such litigation.
In addition, please refer to our Annual Report on Form 10-K for the year ended December 31, 2010, as well as our other filings with the SEC, for a more detailed discussion of these risks and uncertainties and other factors. Such forward-looking statements are meaningful only on the date when such statements are made, and First Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such a statement is made to reflect the occurrence of unanticipated events.
Forward Looking Statement Disclosure

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Business & Strategy Review

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Franchise Highlights
 Strong operating fundamentals and prudent management have resulted in solid performance and profitability throughout the recessionary period
– Second quarter 2011 ROAA of 1.03% and ROAE of 9.05%
– 83 consecutive quarters of profitability
 Capital levels remain among industry leaders and provide ability to take advantage of strategic opportunities in core strategic markets
– Tangible common equity of 11.11%; total capital ratio of 21.43%
 Recently announced dividend payout of 100% of quarterly earnings for the foreseeable future
– Will remain in place until capital utilization opportunities arise that exceed capital generation rates
 Strong performance generated with low risk balance sheet
– 30.8% of loans covered by FDIC loss share agreements
– 100% risk-weighted assets comprise less than 50% of balance sheet
 Credit metrics have remained strong throughout most of the economic downturn
– Nonperforming assets / total assets of 1.50% and nonperforming loans / total loans of 2.65%
compare favorably to peer institutions
 Solid market share in strategic operating markets and positioned as the largest community-oriented institution serving many of its markets
– #4 market share ranking in Cincinnati MSA; strong market share position in many other key communities

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Franchise Summary Comparison
5
 Consistently solid profitability throughout the cycle, especially over the last twelve months
– LTM ROAA of 1.00% compared to peer median of 0.76%
– LTM ROAE of 9.06% compared to peer median of 6.70%
– LTM net interest margin of 4.64% compared to peer median of 3.78%
 Capital levels extremely robust and have continued to grow as a result of strong earnings
– Tangible common equity of 11.11% compared to peer median of 8.25%
– Total capital ratio of 21.43% compared to peer median of 15.38%
 Announced dividend payout ratio of 100% for the foreseeable future and current annualized dividend yield of 7.3%
– Peer median LTM dividend payout ratio of 46%
– Peer median dividend yield 2.2%
 Low risk balance sheet compared to peers
– Risk weighted assets / total assets of 56% compared to peer median of 66%
– Return on risk weighted assets of 1.89% compared to peer median of 1.19%
Peer Group comprised of the component banks within the KBW Regional Bank Index (49 total companies excluding First Financial); peer median financial data as of June 30, 2011. Dividend valuation data as of September 6, 2011.

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Opportunities and Risks
Opportunities to Build
Shareholder Value
Risks to be Managed
 Efficient and prudent use of capital in
future periods
– Support organic growth in core
strategic markets
– Dividend policy
– Acquisitions that meet internal criteria
– Share repurchase plans
 Regulatory and financial services reform
– Higher costs of compliance
– Pressure on consumer fee revenue
– Regulatory capital requirements
 Return to “normalized” loan loss provision
levels as credit quality and economy
improve
 Attrition of non-strategic elements related
to 2009 acquisitions and replacement of
revenue stream
 Planned initiatives to improve efficiency
and reduce operating expenses
 Increased competition; both currently for
credit-worthy lending clients and
prospectively as survivors emerge and
look to pursue growth opportunities

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Variable Dividend / 100% Payout Ratio
 Introducing a 100% dividend payout ratio comprised of two components:
– Recurring dividend based on stated payout of between 40% - 60% of quarterly earnings; currently
$0.12 per share
– Variable dividend based on the remainder of quarterly earnings; $0.15 per share based on second quarter 2011 earnings
 Represents a 125% increase over the most recent dividend we paid to shareholders
 Stated capital thresholds include a tangible equity ratio of 7%, tier 1 leverage ratio of 8% and total capital ratio of 13%; current capital levels are well in excess of these thresholds and can support significant growth
– Strong earnings continue to generate capital to support further growth – we are returning this incremental growth capacity to shareholders with the variable dividend
 Variable dividend is intended to provide an enhanced return to our shareholders and avoid adding to our capital position until capital deployment opportunities arise, such as acquisitions or organic growth, that move the Company towards its capital thresholds.
 Difficult to foresee how long the Company will maintain the variable dividend due to the unpredictability of certain capital utilization opportunities, such as acquisitions
– Board of directors will evaluate the variable dividend on a quarterly basis but expects to approve a
100% payout ratio for the foreseeable future

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Focused Business Strategy
 Client intimate strategy focused on long-term, profitable
relationships with clients
 Strong sales culture that is aggressive in attracting
business with the appropriate risk and return
 Lines of business
– Commercial
– Retail
– Wealth Management
– Franchise Finance
 Target clients
– Individuals and small / mid-size businesses located
within the regional markets we serve
 Ohio, Indiana and Kentucky
– 102 locations primarily focused on metro and near-
metro markets
 Primary focus and value creation is through organic
growth in key regional markets
 Key initiatives for additional revenue growth
– Mortgage
– Small business banking

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Low Risk Balance Sheet
Stress Case
 Illustrates the strength of our balance sheet assuming a full charge-off of all acquired loans under FDIC loss share agreements and a full charge-off of all uncovered non-performing loans.
 Nonperforming Assets = $90 million
 Covered Loans = $1.2 billion

Total Assets by Risk Weighting %
As of June 30, 2011
(Dollars in millions)
 Return on Risk Weighted Assets = 1.89% (Peer Median(1) = 1.19%)
 Risk Weighted Assets / Total Assets = 55.98% (Peer Median(1) = 65.84%)

(1) Peer Group comprised of the component banks within the KBW Regional Bank Index (49 total companies excluding First Financial); based on peer median financial data as of June 30, 2011
Peer % of 100%
RWAs = 54.67%
Chargeoff
Chargeoff
$2,585
43%
$356
6%
$2,828
46%
$273
5%
100% 50% 20% 0%
Risk Based Capital Ratio
21.43%
17.14%
3.07%
1.22%
Peers = 15.47%
Actual 6/30/2011 All Covered Loans Non-Performing
Uncovered
Stress Case
6/30/2011
Tangible Common Equity to Tangible Assets
11.11%
8.65%
1.62%
0.84%
Peers = 8.12%
Actual 6/30/2011 ll Covered Loans Non-Performing
Uncovered
Stress Case
6/30/2011

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Selective Acquisitions
 Supplements organic growth strategy through expansion in strategic markets
 Transactions met all internal criteria for acquisitions
 Loss sharing arrangements provide significant protection on acquired loans
 Developed scalable covered asset and loss share management team comprised of credit, legal, accounting and finance
Loan Portfolio
June 30, 2009
 $145 mm select performing
commercial and consumer
loans
Peoples (FDIC)
July 31, 2009
 19 banking centers
 $521mm deposits
 $331mm in loss share covered loans1
 No first loss position
Banking Centers
August 28, 2009
 3 banking centers in Indiana
 $85mm deposits
 $41mm in select performing
commercial and consumer loans
Irwin (FDIC)
September 18, 2009
 27 banking centers
 $2.5B deposits
 $1.8B in loss share covered loans1
 No first loss position
Liberty Banking Centers
Ann. June 3, 2011
 16 banking centers
 $346mm deposits
 $147mm in select in-market
performing loans
Flagstar Banking Centers
Ann. August 6, 2011
 22 banking centers
 $328mm retail deposits
 $198mm government deposits
1 Estimated fair
market value
of loans
We will continue to evaluate opportunities but never lose sight of the core franchise
Core philosophy and strategy remain unchanged

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Liberty Savings Bank Branch Acquisition
Transaction Highlights
Strategic
Rationale
 Significantly enhances presence in key market of Dayton, OH
 Provides immediate scale and profitability compared to building similar branch network
 Composition and cost of funds similar to existing First Financial deposit base
 Strong growth potential under First Financial brand
 Positions First Financial as the largest community bank operating in Dayton MSA
Low
Operational
Risk
 Strong knowledge of market
 Purchasing only in-market performing loans; selected subsequent to file review
 Similar customer-focused retail banking culture
 Size of acquired operations and prior acquisition experience minimizes integration risk
Financially
Compelling
 Expected to be accretive to EPS in 2012; marginally dilutive in 2011 due to integration costs
 Internal rate of return exceeds minimum benchmark
 Recapture tangible book dilution within approximately three-and-a-half years
 Pro forma capital ratios remain strong and still provide ability to take advantage of future strategic opportunities

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Liberty Savings Bank Branch Acquisition
Branch Map and Deposit Market Share
 Scarcity value – no true community bank of size
headquartered in the Dayton market that provides the
immediate scale of this transaction
 Acquisition provides a solid platform for accelerated
growth in the commercial, retail and wealth management
business lines
Southwestern Ohio
Pro Forma Deposit Market Share
Dayton, OH MSA
FDIC Deposit Data as of June 30, 2010 - Holding Company Level
Number Total Market
2010 of Deposits Share
Rank Name City, State Branches ($000s) (%)
1 Fifth Third Bancorp Cincinnati, OH 47 2,581,685$ 24.9
2 JPMorgan Chase & Co. New York, NY 33 1,652,250 16.0
3 PNC Financial Services Group Inc. Pittsburgh, PA 33 1,619,281 15.6
4 KeyCorp Cleveland, OH 20 1,032,922 10.0
5 U.S. Bancorp Minneapolis, MN 30 668,919 6.5
6 Huntington Bancshares Inc. Columbus, OH 12 587,890 5.7
7 Pro Forma First Financial Bancorp Cincinnati, OH 16 429,846 4.2
7 U.S. Bancorp Cincinnati, OH 5 413,541 4.0
8 Liberty Capital Inc. Wilmington, OH 12 294,930 2.9
9 Park National Corp. Newark, OH 9 234,510 2.3
10 Colonial Banc Corp. Eaton, OH 5 166,405 1.6
11 First Financial Bancorp. Cincinnati, OH 4 134,916 1.3
Other institutions 51 969,549 9.4
Market total 261 10,356,798$ 100.0
Source: SNL Financial LC
Data excludes Liberty's Vandalia branch which was closed with deposits transferred to another in-market location

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Flagstar Bank Branch Acquisition
Transaction Highlights
Strategic
Rationale
 Significantly enhances presence in key market of Indianapolis, IN
 Demographically desirable branch locations within the Indianapolis MSA
 High scarcity value – very few acquisition targets available in the Indianapolis MSA with similar scale and attractive branch footprint
 Provides service capabilities in other markets within existing footprint
 Provides immediate scale and earlier profitability compared to building similar branch network
 Strong growth potential under First Financial brand
 Positions First Financial as one of the largest community banks operating in
Indianapolis MSA
Low
Operational
Risk
 Strong knowledge of market
 Similar customer-focused retail banking culture
 Size of acquired operations and prior acquisition experience minimizes integration risk
Financially
Compelling
 Expected to be accretive to EPS in 2013; modestly dilutive in 2012 due to integration costs and initial concentration of interest-earning assets in investments relative to deposit costs
 Internal rate of return exceeds minimum benchmark
 Pro forma capital ratios remain strong and still provide ability to either take advantage of future strategic opportunities and/or maintain recently announced increase in dividend

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Flagstar Bank Branch Acquisition
Branch Map and Deposit Market Share
 Very few community banks remaining in the Indianapolis
market with the scale and branch network provided by
the Flagstar branches
 Acquisition provides a solid platform for accelerated
growth in the commercial, retail and wealth management
business lines
 Transaction subject to regulatory approval
Indiana
Pro Forma Deposit Market Share
Indianapolis, IN MSA
FDIC Deposit Data as of June 30, 2010 - Holding Company Level
Number Total Market
2010 of Deposits Share
Rank Name City, State Branches ($000s) (%)
1 JPMorgan Chase & Co. New York, NY 83 7,597,853$ 25.3
2 PNC Financial Services Group Inc. Pittsburgh, PA 72 6,336,123 21.1
3 Fifth Third Bancorp Cincinnati, OH 48 2,776,731 9.2
4 BMO Financial Group Toronto, Ontario 42 2,286,489 7.6
5 Huntington Bancshares Inc. Columbus, OH 46 1,901,981 6.3
6 KeyCorp Cleveland, OH 32 1,385,824 4.6
7 Regions Financial Corp. Birmingham, AL 29 1,157,505 3.9
8 National Bank of Indianapolis Corp. Indianapolis, IN 12 1,070,461 3.6
9 Old National Bancorp Evansville, IN 53 807,793 2.7
10 First Merchants Corp. Muncie, IN 17 591,250 2.0
11 Pro Forma First Financial Bancorp Cincinnati, OH 23 522,352 1.7
14 Flagstar Bancorp Inc. Troy, MI 18 271,793 0.9
15 First Financial Bancorp. Cincinnati, OH 5 250,559 0.8
Other institutions 140 3,604,265 12.0
Market total 597 30,038,627$ 100.0
Source: SNL Financial LC
Note: Flagstar Indiana deposits do not include deposits held by Indiana-based public entities

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Financial Review

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Second Quarter 2011 Financial Highlights
 Quarterly net income of $16.0 million, or $0.27 per diluted common share
 Continued strong profitability
– Return on average assets of 1.03%
– Return on risk-weighted assets of 1.89%
– Return on average shareholders‟ equity of 9.05%
 Net income available to common shareholders for the six months ended June 30, 2011 increased 20.6% compared to the first half 2010
 Adjusted pre-tax, pre-provision income increased $3.8 million, or 13.9%, compared to first quarter 2011
 Quarterly net interest margin remains strong at 4.61%
– Driven by yield on acquired loans, securities purchases and continued decline in cost of deposits
 Average core deposits continued to grow as average strategic transaction and savings accounts increased $169.8 million during the quarter
– 22.0% growth in average MMDA and savings accounts compared to second quarter 2010
 Continued improvement in credit metrics
– Total nonperforming loans declined $6.6 million, or 8.1%, compared to linked quarter

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Pre-Tax, Pre-Provision Income
For the three months ended
June 30, March 31, December 31, September 30, June 30,
2011 2011 2010 2010 2010
Pre-tax, pre-provision income
1
32,845$ 29,768$ 34,844$ 33,631$ 37,216$
Accelerated discount on acquired
loans related to:
Loan sales 39 3,085 - 362 -
Prepayments 4,717 2,698 6,113 9,086 7,408
Total accelerated discount 4,756 5,783 6,113 9,448 7,408
Plus: loss on covered OREO
2
2,621 3,112 - - -
Less: gain on sales of non-mortgage
loans
3
429 - - 2,034 -
Plus: acceleration of deferred swap
fees associated with trust preferred
redemption 590 - - - -
Plus: FHLB prepayment penalty - - - 8,029 -
Pre-tax, pre-provision income, net
of accelerated discount, loss on
covered OREO and other
significant nonrecurring items 30,871$ 27,097$ 28,731$ 30,178$ 29,808$
1
Represents income before taxes plus provision for all loans less FDIC loss sharing income
2
Reimbursements related to losses on covered OREO are included in FDIC loss sharing income, which is excluded from the pre-tax, pre-provision income above
3
Represents gain on sale of loans originated by franchise finance business

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Capitalization
 Primary component of capital is common equity; continues to grow as a result of earnings power
 Tangible book value per share has increased over 75% since January 1, 2009.
 Strong capitalization levels remain among industry leaders and provides ability to take advantage of strategic opportunities
 Dividend policy for the foreseeable future will be to payout 100% of quarterly earnings
Source: Peer Group median data obtained from SNL Financial
As of Peer Group Medians
June 30, March 31, June 30, KBW Regional FRB BHC
2011 2011 2010 Bank Index
1
Peer Group
2
Leverage Ratio 11.01% 11.08% 9.99% 9.92% 9.84%
Tier 1 Capital Ratio 20.15% 20.49% 18.15% 13.72% 14.20%
Total Risk-Based Capital Ratio 21.43% 21.77% 19.42% 15.38% 16.01%
Ending tangible shareholders' equity
to ding t ngible assets 11.11% 10.40% 9.55% 9.24% 8.98%
Ending tangible common shareholders'
equity to ending tangible assets 11.11% 10.40% 9.55% 8.25% 8.45%
1
Peer group comprised of the component banks within the KBW Regional Bank Index (49 total companies excluding First Financial); based on peer median financial data as of June 30, 2011
2
Peer group comprised of approximately 90 BHCs with total assets of $3 - $10 billion consistent with the peer group included in the BHC Performance Report for First Financial per the Federal
Reserve Board; based on peer median financial data as of June 30, 2011

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Net Interest Margin Summary
4.61%4.73%4.53% 4.59% 4.65%
0.25%0.25%0.25%0.25%0.25%
2Q10 3Q10 4Q10 1Q11 2Q11
Net interest margin Fed funds target rate
Earning Asset Yield and Liability Cost
5.74% 5.73% 5.64% 5.63% 5.44%
1.45% 1.23%1.39% 1.04%1.11%
2Q10 3Q10 4Q10 1Q11 2Q11
Yield on interest-earning assets Cost of interest-bearing liabilities
Net Interest Margin
 Net interest margin continues to
be positively impacted by the
improved deposit mix towards
core transaction and savings
accounts
 Available liquidity was used
during the quarter to purchase
over $249 million of agency
MBS
 Yield on acquired loans was
10.78% during the second
quarter 2011, continuing to
enhance net interest margin
 Strong core deposit base and
liquidity provide less reliance on
wholesale borrowings and
allows for aggressive pricing
strategies

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Credit Quality Review
 30.8% of total loans covered under FDIC loss share agreement
 Total classified assets have declined 8.5% to $184.8 million since second quarter 2010
 Economic conditions in the Company‟s markets are still challenging; real estate loan collateral and OREO valuations will continue to impact restructurings and resolutions
Credit Quality Trends
1
Quarter Year
2Q11 1Q11 4Q10 3Q10 2Q10 2010 2009 2008
Net charge-offs / average loans & leases 0.83% 0.61% 1.39% 0.97% 0.71% 1.27% 1.16% 0.47%

Nonperforming loans / loans 2.65% 2.90% 2.84% 2.88% 2.84% 2.84% 2.69% 0.68%
Nonperforming assets / total assets 1.50% 1.51% 1.57% 1.59% 1.46% 1.57% 1.23% 0.60%
Allow. for loan & lease losses / total loans 1.92% 1.93% 2.03% 2.07% 2.07% 2.03% 2.05% 1.34%
Allow. for loan & lease losses / nonperforming loans 72.5% 66.6% 71.6% 72.0% 72.8% 71.6% 76.3% 197.3%
1
Excludes assets covered by FDIC loss share agreements

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Noninterest Income and Expense
Components of Noninterest Expense
For the Three Months Ended June 30, 2011
(Dollars in millions)
Components of Noninterest Income
For the Three Months Ended June 30, 2011
(Dollars in millions)
$43.7
83%
$1.4
3%
$2.7
5%
$4.7
9%
Strategic
Acquired-non-strategic
FDIC Support
Other Non-strategic
-$0.7
- 2%
$21.6
53%
$15.4
37%
$4.8
12%
Strategic
FDIC Loss Sharing Income
Other Non-strategic
Accelerated Discount on Paid in Full Loans

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Deposit and Loan Composition
Total Deposits = $5.0 billion
As of June 30, 2011
(Dollars in millions)
Gross Loans = $4.0 billion
As of June 30, 2011
(Dollars in millions)
 Western market (acquired-non-strategic) exit is essentially complete; acquired-non-strategic deposits consist primarily of Michigan and Louisville market deposits and brokered CDs.
$147
3%
$4,827
97%
Strategic Acquired-Non-Strategic
$3,359
83%
$673
17%

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Acquisition-Related Items

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Second Quarter 2011 Loan Valuation
 The majority of the loans acquired as part of the FDIC-assisted transactions are accounted for under ASC
Topic 310-30 which requires the Company to periodically update its forecast of expected cash flows from these loans.
 As a result of cumulative valuation procedures performed during the second quarter 2011, net impairment is now being observed in the majority of its loan pools.
 As of June 30, 2011, the allowance for loan and lease losses attributed to valuation of acquired loans was
$51.0 million, an increase of $19.5 million from the first quarter 2011. Expected payments from the FDIC, in the form of FDIC loss sharing income, offset approximately 80% of the recorded impairment and charge-offs.
 Acquired loans continue to maintain yields significantly higher than the Company‟s legacy loan portfolio.
Second Quarter 2011 Valuation Results
Current Prior Period Net Current Projected Life-to- Day 1
Balance as of Period Impairment Period Improvement Wtd. Avg. Date Projected
Dollars in thousands June 30, 2011 Impairment Recapture Impairment Rate Avg. Rate Rate
otal l an 1,149,284$ 23,160$ (3,671)$ 19,489$ 777$ 11.00%
1
llowance for loan and lease losses (51,044) - - - - 0.51%
Total n t l ans 1,098,240$ 23,160$ (3,671)$ 19,489$
3
777$ 11.51%
2
10.39% 9.10%
FDIC indemnification asset 193,113$ NA NA NA NA (3.74%) 3.39% 6.50%
Weighted average yield 9.23% 9.45% 8.75%
1
The actual yield realized may be different than the projected yield due to activity that occurs after the periodic valuation.
2
Accretion rates are applied to the net carrying value of the loan which includes the allowance for loan and lease losses.
3
Acquired loan provision expense of $23.9 million was comprised of net charge-offs during the period of $4.4 million and net impairment of $19.5 million.

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Components of Credit Losses
Covered Assets
For the three
months ended
June 30,
Dollars in thousands 2011 Description
Net incremental impairment
for period $19,489 Reduction in expected cash flows related to certain loan pools net of prior period impairment relief / recapture
Net charge-offs 4,406 Represents actual, unexpected net charge-offs of acquired loans during the period
1
Provision for loan and lease
losses - acquired 23,895
Loss on sale - covered
OREO 2,621
Total gross credit losses $26,516
FDIC loss share income $21,643 Represents receivable due from FDIC on estimated credit
(Noninteres income) losses; calculated as approximately 80% of provision for loan and lease losses related to covered loans
$4,873 Difference between these two amounts represents actual credit costs for the period
1
Expected losses are considered in the recorded investment value

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Comparison of Financial Impact

Extreme Cases
 If all acquired loans were to prepay immediately, diluted EPS would benefit by $1.48 per share as of the second quarter 2011
 The absolute worst case scenario – a 100% loss on all acquired loans – would negatively impact diluted EPS by $0.55 per share as of the second quarter 2011

The tables below present a comparison of the impact on diluted earnings per share under various scenarios
Best Estimate
If only ASC Topic 310-30 loans were to pay as
expected, the benefit to after-tax revenue per
diluted share would be $4.50, earned over the
remaining life of the portfolio. Current
weighted average life is approximately 4 years.

Extreme Scenarios - All Acquired Loans Payment as Expected
Recognition of Noninterest Income Estimated Maximum Credit Loss Exposure Recognition of Interest Income
Assumes All Acquired Loans Prepay Immediately Assumes 100% Loss on Total UPB Assumes Loans Amortize Over Expected Life
As of As of As of
Dollars in millions 6/30/11 3/31/11 Dollars in millions 6/30/11 3/31/11 Dollars in millions 6/30/11 3/31/11
Unamortized discount $257 $280 FFBC share of stated loss threshold $123 $127 Total expected cash flows $1,569 $1,691
FDIC indemnification asset
1
(174) (172) FFBC share of max. additional losses 61 64 Recorded investment 1,149 1,232
Allowance for loan losses - acquired 51 32 Maximum possible credit loss 184 190 Total accretable difference 420 459
Discount net of indemnification asset FDIC indemnification asset
1
174 172 FDIC indemnification asset
3
(13) (10)
nd allowance $134 $140 Unamortized discount (257) (280) Total net accretable difference $407 $448
Allowance for loan losses - acquired (51) (32)
Adjusted max. possible credit loss $50 $51
Impact of im ediate recognition of Impact of immediate recognition of Impact of accretable difference on unamortized discount on after-tax additional credit losses on after-tax after-tax revenue per diluted share diluted earnings per share
2
$1.48 $1.55 diluted earnings per share
2
($0.55) ($0.56) over the expected life of the loans
2
$4.50 $4.96
1
Represents the amount presented on the balance sheet less claims submitted to the FDIC but not yet received and FDIC indemnification on related to OREO
2
Based on second quarter 2011 average diluted common shares outstanding of 58,734,662 and first quarter 2011 average diluted common shares outstanding of 58,709,037; tax rate of 35% applied
3
Projected amortization of FDIC indemnification asset over average expected life of portfolio

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Appendix

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Loan Composition
Covered Loans - $1.2 billion
Uncovered Loans - $2.8 billion
Total Loan Portfolio – June 30, 2011
$4.0 billion
 Strategic portfolio: no significant industry concentrations; geography distributed throughout footprint
 In-house lending limit of $15 million – significantly below legal limit
 Uncovered loan balances were essentially unchanged relative to the prior quarter; however, commercial and CRE originations and renewals increased 62% compared to first quarter volumes and the pipeline is encouraging
26%
5%
46%
10%
10%
3%
Commercial Real estate - construction
Real estate - commercial Real estate - residential
Home equity Installment and other
20%
3%
58%
11%
2%6%
29%
5%
41%
9%
4%
12%

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Uncovered Loans – RE Collateral
Total Uncovered Loan Portfolio 1 – June 30, 2011
$2.8 Billion
1 Excludes loans covered by FDIC loss sharing agreements
 Construction and acquisition and land development loans represent small portion of overall portfolio
 Commercial real estate and constructions loans located primarily in Ohio and Indiana markets

5%
41%
Real estate - construction Real estate - commercial
$1,144,368
$142,682
Dollars in thousands
61%
35%
4
Non-owner occupied Owner occupied
Acquisition & land development

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Covered Loan Activity
Covered Loan Activity - Second Quarter 2011
Reduction in Balance Due to:
March 31, Prepayments / Contractual Net Loans With June 30,
(Dollars in thousands) 2011 Sales Renewals Activity
1
Charge-Offs
2 Coverage Rem. 2011
Commercial 294,300$ 6,928$ 27,874$ 7,360$ 385$ -$ 251,753$
Real estate - construction 44,789 - 2,437 (445) 1,986 - 40,811
Real estate - commercial 762,188 - 23,389 9,999 696 1,219 726,885
Real estate - residential 140,256 - 4,707 1,197 221 - 134,131
Installment 18,008 - 2,169 344 298 - 15,197
Home equity 70,429 - 3,371 (2,426) 820 - 68,664
Other covered loans 6,045 - - 756 - - 5,289
Total covered loans 1,336,015$ 6,928$ 63,947$ 16,785$ 4,406$ 1,219$ 1,242,730$
1
Includes partial paydowns, accretion of the valuation discount and advances on revolving loans

Indemnified at 80% from the FDIC

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Revenue by Source
 Strategic – Elements of the business that either
existed prior to the acquisitions or were acquired with
the intent to retain and grow. On a reported basis,
approximately 68% of total revenue is derived from
strategic businesses. Not including the FDIC loss
sharing income, strategic operations represents 85%
of total revenue.
 Acquired-Non-Strategic – Elements of the business
that the Company intends to exit but will continue to
support to obtain maximum economic value. No
growth or replacement is expected. Revenue will
decrease over time as loans and deposits will not be
renewed when they mature.
 FDIC Loss Sharing Income – In accordance with
guidance provided by the SEC, amounts recoverable
from the FDIC related to credit losses on covered
loans under loss sharing agreements are required to
be recorded as noninterest income
 Accelerated Discount on Loan Prepayments and
Dispositions – The acceleration of the unrealized
valuation discount. Noninterest income results from
the prepayment or sale of covered loans. This item
will be ongoing but diminishing as covered loan
balances decline over time.
Total Revenue: $107.0 million
For the Three Months Ended June 30, 2011
(Dollars in millions)
$21.6
20%
$8.3
8% $72.3
68%
$4.8
4%
Strategic
Acquired-Non-Strategic
FDIC Loss Sharing Income
Accelerated Discount on Paid in Full Loans

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13% 14% 14% 14%
50%48%
44%
52%
33%35%
36%
31%
6% 4% 4% 4%
3Q10 4Q10 1Q11 2Q11
Noninterest-bearing deposits* Interest-bearing deposits and savings
Time deposits Borrowed funds
1.39% 1.23% 1.11%
* Not included in cost of funds calculation
Average Interest Bearing Liability Balances End of Period Deposit Composition
28%
30% 31% 33%
15%14% 14%14%
21%20% 22% 22%
32%33%35%38%
3Q10 4Q10 1Q11 2Q11
Noninterest-bearing deposits Interest-bearing deposits
Savings Time deposits
0.41%
2.23%
Co
s
t
of
F
u
n
d
s

Total Cost of Funds
Funding Structure and Cost of Funds
0.00%
1.04%
0.35%
2.12%
0.00%
0.32%
2.03%
0.00%
0.45%
1.99%
0.00%
0.59% 0.54% 0.45%
0.29%
Total Cost of Deposits
0.84% 0.90% 0.99% 1.11%

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Deposit Activity
 Average strategic transaction and savings accounts increased over $169.8 million, or 5.0%, compared to the first quarter 2011
 Average money market and savings account balances increased $295.6 million, or 22.0%, compared to second quarter 2010
 Deposit mix significantly improved compared to second quarter 2010, resulting in a 32 bp decrease in the cost of deposit funding over the past year
Deposit Activity - Second Quarter 2011
Balance as of Acquired- Balance as of
March 31, Strategic Non-Strategic June 30,
(Dollars in thousands) 2011 Portfolio Portfolio 2011
Transaction and savings accounts 3,514,956$ (77,249)$ (44,900)$ 3,392,807$
Time deposits 1,590,008 (50,846) (12,431) 1,526,731
Brokered deposits 112,286 (1,788) (55,626) 54,872
Total deposits 5,217,250$ (129,883)$ (112,957)$ 4,974,410$

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NPLs / Loans
0 .0 0%
0 .50%
1.0 0%
1.50%
2 .0 0%
2 .50%
3 .0 0%
3 .50%
4 .0 0%
3 Q0 8 4 Q0 8 1Q0 9 2 Q0 9 3 Q0 9 4 Q0 9 1Q10 2 Q10 3 Q10 4 Q10 1Q11 2 Q11
0%
50%
10 0%
150%
2 0 0%
2 50
3 Q0 8 4 Q0 8 1Q0 9 2 Q0 9 3 Q0 9 4 Q0 9 1Q10 2 Q10 3 Q10 4 Q10 1Q11 2 Q11
Credit Quality Comparison 1
Reserves / NPLs
Peer group comprised of the component banks within the KBW Regional Bank Index (49 total excluding First Financial)
Peer group comprised of approximately 90 BHCs with total assets of $3 - $10 billion consistent with the peer group included in the BHC Performance Report for First Financial per the Federal Reserve Board
First Financial Bancorp
Source: Peer Group median data obtained from SNL Financial
0 .0%
5.0%
10 .0%
15.0%
2 0 .0%
2 5.0%
3 0 .0%
3 5.0%
4 0 .0%
3 Q0 8 4 Q0 8 1Q0 9 2 Q0 9 3 Q0 9 4 Q0 9 1Q10 2 Q10 3 Q10 4 Q10 1Q11 2 Q11
Texas Ratio
Texas ratio defined as total nonperforming assets plus accruing loans 90+ past due divided by the sum of tangible equity and loan loss reserves
0.0
0.30%
0.60%
0.90%
1.20%
1.50%
1.80%
3 Q0 8 4 Q0 8 1Q0 9 2 Q0 9 3 Q0 9 4 Q0 9 1Q10 2 0 3 10 4 Q10 1Q11 2 Q11
NCOs / Average Loans & Leases
0.20%
0.55%
0.30%
2Q09 includes higher charge-offs related to one commercial real estate construction relationship (20 basis points) and two separate and unrelated floor plan relationships (55 basis points); Q309 includes a charge-off related to the sale of the entire shared national credit portfolio
(30 basis points); 4Q09 includes two unrelated commercial real estate construction relationships (70 basis points); 1Q10 includes alleged fraudulent activity by one borrower (125 basis points)
0.70%
1 Excludes loans covered by FDIC loss sharing agreements
1.25%

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Investment Portfolio
 Investment portfolio represents 20.0% of total assets
 During the second quarter 2011, the Company purchased $249.8 million of agency mortgage backed securities
 Since the end of the third quarter 2010, the duration of the portfolio has increased from 1.0 years to 1.8 years as of June 30, 2011
 The portfolio is managed to provide a predictable revenue stream across a variety of interest rate scenarios and market conditions while balancing the Company‟s overall asset / liability management objectives

As of June 30, 2011
Book Percent of Book Cost Market Gain/
(Dollars in thousands) Value Total Yield Basis Value (Loss)
Agencies 5,176$ 0.4% 5.49 100.00 102.97 149$
CMOs (agency) 645,062 53.4% 2.02 101.23 101.94 4,460
CMOs (private) 37 0.0% 0.91 100.00 100.21 -
MBSs (agency) 461,001 38.1% 3.48 102.29 105.52 14,077
1,111,276 91.9% 2.64 101.67 103.40 18,686
Municipal 15,206 1.3% 7.21 99.46 101.72 344
Other
1 82,125 6.8% 3.50 102.89 103.44 440
97,331 8.1% 4.08 102.35 103.16 784
Total investment portfolio 1,208,607$ 100.0% 2.76 101.72 103.38 19,470$
Net Unrealized Gain/(Loss) 19,470$
Aggregate Gains 20,299
Aggregate Losses (829)
Net Unrealized Gain/(Loss) % of Book Value 1.61%
1
Other includes $71.5 million of regulatory stock

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Agencies
0%
CMOs (private)
0%
Other *
7%
CMOs (Agency)
54%
Municipal
1%
MBSs (agency)
38%Sector Allocation Credit Quality
Investment Grade = A rated securities
Other Investment Grade = B rated securities
Not Rated includes an immaterial amount of
securities with a non-investment grade rating
Not Rated
2%
Investment Grade
98%
Other Investment
Grade
0%
* Other consists primarily of regulatory stock
Investment Portfolio Composition
As of June 30, 2011

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Summary of Acquisition-Related Items
For the Three Months Ended
June 30, March 31, June 30,
(Dollars in thousands) 2011 2011 2010
Income effect:
Accelerated discount on covered loans
1,2 4,756$ 5,783$ 7,408$
Acquired-non-strategic net interest income 8,821 8,902 10,207
FDIC loss sharing income 21,643 23,435 15,170
Service charges on deposit accounts related to
acquired-non-strategic operations 108 152 130
Other (loss) inc. related to acquired-non-strategic ops. (593) (704) 346
Income related to the accelerated discount on loan
covered loans and acquired-non-strategic ops. 34,735 37,568 33,261
Expense effect:
Provision for loan and lease losses - covered 23,895 26,016 18,962
Acquired-non-strategic operating expenses:
3
Salaries and employee benefits 499 1,497 29
Occupancy 64 2,153 542
Other 2,110 261 699
Total acquired-non-strategic operating expenses 2,673 3,911 1,270
FDIC loss share support
3 1,369 783 938
Loss share and covered asset expense
3 3,376 3,171 -
Continued For the Three Months Ended
June 30, March 31, June 30,
(Dollars in thousands) 2011 2011 2010
Acquisition-related costs:
3
Integration-related costs 76 46 720
Pr fessional services fees - 55 1,436
Other - 15 24
Total acquisition-related costs 76 116 2,180
Transition-related items:
3
Salaries and benefits 81 166 1,843
Occupancy - - (522)
Oth r 80 30 -
Total transition-related items 161 196 1,321
Total expense effect 31,550 34,193 24,671
Total estimated effect on pre-tax earnings 3,185$ 3,375$ 8,590$
1
Included in n ninterest income
2
Net of the corresponding valuation adjustment on the FDIC indemnification asset

Included in noninterest expense

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Effect on Noninterest Items
Noninterest Income Noninterest Expense
For the Three Months Ended
June 30, March 31, June 30,
(Dollars in thousands) 2011 2011 2010
Total noninterest income 41,118$ 43,658$ 40,467$
Significant components of noninterest income
Items likely to recur:
Accelerated discount on covered loans
1 4,756 5,783 7,408
FDIC loss sharing income 21,643 23,435 15,170
Other acquired-non-s rategic items (485) (552) 476
Items expected not to recur:
FDIC settlement and other items not expected
to recur (152) 125 2,930
Total excluding items noted above 15,356$ 14,867$ 14,483$
1
Net of the corresponding valuation adjustment on the FDIC indemnification asset
For the Three Months Ended
June 30, March 31, June 30,
(Dollars in thousands) 2011 2011 2010
Total no inter st expense 52,497$ 57,790$ 55,819$
Significant components of noninterest expense
Items likely to recur:
Acquired-non-strategic operating expenses 2,673 3,911 1,270
Tr nsition-related items 161 196 1,321
FDIC loss share support 1,369 783 938
Loss share and covered asset expense 3,376 3,171 -
Items expected not to recur:
Acquisition-related costs 76 116 2,180
Other items not expected to recur 1,140 3,962 2,387
Total excluding items noted above 43,702$ 45,651$ 47,723$

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Another step on the path to success